Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

13- Investments

The investment of € 1,044 as per December 31, 2011 reflects the cost of the interest in Levitech B.V. Resulting from the management buy-out in 2009 of the RTP business, ASM International N.V. obtained a 20% interest in Levitech B.V. During 2011 the capital of Levitech B.V was increased, ASMI participated in this capital increase maintaining a 20% interest.